UBS Series Funds

October 1, 2024

Supplement to the prospectuses and Statement of Additional Information (the “SAI”), each dated August 28, 2024

Includes:

•	UBS Tax-Free Preferred Fund
•	UBS Tax-Free Reserves Fund

Dear Investor:

This supplement announces the planned liquidation in December of each of UBS Tax-Free Preferred Fund and UBS Tax-Free Reserves Fund (each, a “Fund”) and updates certain information contained in the Prospectus and SAI.

Upon the recommendation of UBS Asset Management (Americas) LLC (“UBS AM”), each Fund’s investment adviser/administrator, the Board of Trustees of UBS Series Funds (the “Trust”) has approved the liquidation of each Fund pursuant to a Plan of Liquidation (a “Plan”). Accordingly, on or about October 18, 2024, shares of each Fund will no longer be offered for purchase, and all shares of each Fund will be liquidated on or about December 13, 2024 (the “Liquidation Date”).

Suspension of sales. Shares of each Fund will no longer be available for purchase on or about October 18, 2024.

Liquidation of assets. On or about the Liquidation Date, each Fund will be liquidated, and any assets of the Fund will be paid in cash to shareholders remaining in the Fund.

On or about the Liquidation Date, the Trust will distribute pro rata to each Fund’s shareholders of record as of the close of business on the Liquidation Date all of the remaining assets of the Fund, after paying, or setting aside the amount to pay, any liabilities (the “Liquidating Distribution”). UBS AM, and not a Fund, will bear the usual expenses incurred in connection with the carrying-out of a Plan (for example, the costs of preparing and sending this prospectus supplement and the costs of preparing and making certain related regulatory filings); however, expenses incurred by a Fund in the ordinary course during the liquidation, such as transaction costs, will be borne by the Fund.

Redemptions or exchanges prior to the liquidation. At any time prior to the Liquidation Date, shareholders may redeem their shares of a Fund and receive the net asset value thereof, as provided in the Fund’s prospectus.

Certain tax information. If a shareholder remains invested in a Fund as of the Liquidation Date, the shareholder’s shares will be redeemed automatically, on or promptly after the Liquidation Date, at net asset value per share as of the Liquidation Date. Each Fund seeks to maintain a stable $1.00 net asset value per share, although there is no assurance that a Fund will be able to do so. Redemption of shares by a shareholder as part of a liquidation generally

ZS-1269

will be considered a taxable event. However, shareholders are not expected to have any gain or loss on the Liquidating Distributions so long as a Fund maintains a $1.00 share price. Prior to the liquidation, a Fund may make distributions of income and capital gains. Although the dividends and distributions you receive from a Fund generally are not subject to federal income tax, these distributions may have tax and other consequences described in each Fund’s prospectus and Statement of Additional Information. You should consult your tax adviser for information regarding all tax consequences applicable to your investment in a Fund.

If you have questions regarding this matter, please contact your Financial Advisor.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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